Corporate Governance Overview April 2015 Exhibit 99.1

CNO Financial Group | Corporate Governance Overview | April 2015 2 65mm Households in the Middle-Income Market The Opportunity CNO – Invested in Middle-Income America ~30% Uninsured* Large  Middle market consumers comprise approximately 53% of the U.S. population – US Census Data and LIMRA 2014 Underserved & Unprepared  Half those near and in retirement receive no professional retirement guidance – Center for Secure Retirement  The missed opportunity in the middle market for life insurers has grown significantly… the rising cost of healthcare, may be an emerging, largely unrecognized need for life insurance planning – Conning Research 2012 Growing  On average, nearly 10,000 Americans turning 65 every day – US Census Data * Portion of the middle-income market with no individual or group life insurance 25% of the remainder acknowledge they are underinsured Sources: McKinsey & Company and LIMRA

CNO Financial Group | Corporate Governance Overview | April 2015 3 How to Succeed in the Middle-Market Strategic alignment required to succeed in the middle market Distribution Products & Advice Operations & Administration  72% of middle-market consumers want to speak with professionals about at least one financial product or service - LIMRA  Retirement healthcare concerns on par with financial concerns – Center for Secure Retirement  Three-fourths have no plan for retirement care – Center for Secure Retirement  9-in-10 lack confidence in ability to financially address a critical illness – Institute for Wellness Solutions CNO takes a proactive approach to understanding its customers  Customer needs analysis and agent/customer relationships  Bankers Life Center for a Secure Retirement  Washington National Institute for Wellness Solutions  Product development and marketing surveys Know Your Customer…

CNO Financial Group | Corporate Governance Overview | April 2015 4 Track Record of Execution Proactive Management Actions Resulting in Stock Price Outperformance *Conseco Life Insurance Company 75% 100% 125% 150% 175% 200% 225% 250% 275% 300% 325% 350% 375% 400% Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Inde xed Price Up 230% Up 162% CNO CNO S&P Upgrade CNO Moody’s Upgrade Life Peers Oct-11: Ed Bonach Becomes CEO Jan-12: Fred Crawford Becomes CFO Sep-12: $1bn Recap Mar-14: CLIC* Sale May-12: Initiated Dividend May-13 Term Loan Re-Pricing Feb-14: LTC Block Reinsurance Feb-15: Strategic IT Partnership

CNO Financial Group | Corporate Governance Overview | April 2015 5 Returning Capital to Shareholders $69.8 $180.2 $118.4 $319.1 $342.0 $134.2 $57.4 2011 2012 2013 2014 Share Repurchases Convertible/Warrant Repurchases  Repurchased equivalent of 112 million shares, leading to a 36% reduction in weighted average diluted shares outstanding  Through 12/31/14, cumulative return of $1.2 billion at average price of $10.93 per share  Through 12/31/14, $89mm in common stock dividends paid since 2012; achieved 20% payout ratio in 2014  CNO capital return as percentage of market capitalization exceeds Life sector peers since 2012 Total Securities Repurchases Common Stock Dividends $ - $13.9 $24.4 $51.0 Highlights ($ in millions) $69.8 $522.2 $252.6 $376.5 Weighted Average Diluted Shares Outstanding 307.5mm 217.7mm

CNO Financial Group | Corporate Governance Overview | April 2015 6 Proactive Shareholder Engagement  Management is highly engaged with shareholders and seeks feedback on performance and key issues − Participates in numerous industry events − Began holding Investor Day events in 2012 − Investor access via sell-side hosted events − Proactively schedules/is available for direct one-on-one meetings − Conducts periodic stakeholder surveys  Clearly defines business strategy, challenges and opportunities  Increased and enhanced disclosure practices and transparency over the past several years

CNO Financial Group | Corporate Governance Overview | April 2015 7 Governance Aligned With Shareholder Interests  Independent, non-classified and highly engaged Board of Directors with a non-executive chairman  Ability of shareholders to call a special meeting  CNO’s Section 382 shareholder rights plan protects the ~$2.75 per share economic value of its deferred tax assets  Consistent favorable scoring by major proxy firms − 2015 ISS Overall QuickScore of 1 (Low concern)  Board size (9) and average tenure (~7 years) in line with best practices and consistent with average for S&P 500 companies  Five new directors elected since beginning of 2011 and two new directors nominated  Directors subject to minimum share holding requirements

CNO Financial Group | Corporate Governance Overview | April 2015 8 Executive Compensation CNO’s compensation practices align interests of executives with those of shareholders by rewarding shareholder value creation…  Executives subject to minimum stock holding requirements  No significant perquisites offered…participate in Company-sponsored benefit programs on the same basis as other full-time associates  Change in control agreements governed by double trigger arrangements  No Supplemental Executive Retirement Programs (SERPs) offered to current executives  Variable pay ~70-80% of total direct compensation for named executive officers  Incentive compensation subject to clawback  Incentive compensation program rewards sustainable operational and productivity improvements  Strong say on pay voting record − > 98% shareholder approval in 2012, 2013 and 2014

CNO Financial Group | Corporate Governance Overview | April 2015 9 Risk Appetite Effective risk management is a key component of our strategy and culture…we take risks and expect to be appropriately rewarded while seeking to prevent or mitigate unrewarded risks  CNO’s Risk Appetite Statement assists in achieving the following objectives: − Alignment of strategic vision with view of risk and risk-taking with risk-tolerance − Enhanced risk-consciousness at senior management and Board levels − Embeds risk management more deeply into our culture − Generates enhanced risk-related management information − Expedites and enhances quality of decision making and response to major external events  CNO’s Risk Appetite Statement establishes a set of core principles around which we manage our business: − Maintain minimum consolidated risk based capital of 350% and 300% on an individual legal entity basis − Maintain cash and investments at the holding company of $150 million at all times − Pay annual statutory dividends of $150-$300 million − Earn GAAP net operating income of at least 90% of prior year − Achieve sales growth greater than the industry average − Increase the value of our business each year − Accept a reasonable level of operational risk but monitor and manage that risk − Manage impact and risk associated with external factors, including legal, regulatory and environmental − Protect our reputation through proactive management of underlying risks

CNO Financial Group | Corporate Governance Overview | April 2015 10 Board Committee Structure* Audit & Enterprise Risk Chairman: Robert C. Greving Governance & Nominating Chairman: Michael T. Tokarz Human Resources & Compensation Chairman: Frederick J. Sievert Investment Chairman: R. Keith Long  Appointment of independent accountants  Oversight of management’s processes for managing enterprise risk  Consider adequacy of internal accounting controls  Review and monitor the Company’s compliance with legal and regulatory requirements  Establishes criteria for Board membership  Considers, recruits and reviews candidates to fill new positions on the Board  Considers possible conflicts of interest involving Board members and key executives  Develops, maintains and reviews principles of corporate governance  Evaluating performance and compensation for the chief executive officer  Reviewing and approving the evaluation process and compensation for executive officers  Ensure appropriate programs and procedures are established to provide for development, selection, retention and succession of officers and key personnel  Review investment policies, strategies and programs  Review the procedures which the Company utilizes in determining that funds are invested in accordance with approved policies and limits  Review the quality and performance of investments and the alignment of assets and liabilities *Please visit the Investors section of our website (www.cnoinc.com) for more details

CNO Financial Group | Corporate Governance Overview | April 2015 11 Appendix

CNO Financial Group | Corporate Governance Overview | April 2015 12 Business Initiatives

CNO Financial Group | Corporate Governance Overview | April 2015 13 Bankers Life Initiatives The Opportunity  Agent mobile tools and customer relationship management  New commissions systems; upgrading branch infrastructure  Location expansion  Financial planning Distribution Products & Advice Operations & Administration Key Initiatives  Large, growing, underserved market ‒Concerned about future ‒ Prefer face-to-face advice  Multiple health & financial needs ‒ Cross-sales ‒ Agent productivity

CNO Financial Group | Corporate Governance Overview | April 2015 14 Washington National Initiatives The Opportunity  Supplemental health -- increasing need; largely untapped market  Expanding the worksite model to offer a private exchange, and participate in others  Increase size and geographic coverage of owned agency (PMA)  “One Source” technology platform  Group product portfolio  PMA recruiting and geographic expansion Key Initiatives Distribution Products & Advice Operations & Administration

CNO Financial Group | Corporate Governance Overview | April 2015 15 Colonial Penn Initiatives The Opportunity The Challenge  Increased direct competition  TV advertising cyclicality  Growing direct market  Evolving consumer preferences  New term & whole life growth (Patriot Program)  Web/digital strategy  Sales generation diversification  Telesales productivity Key Initiatives Distribution Products & Advice Operations & Administration

Investing in Alignment - "Office of the Future"

	Marketing & Prospecting	Agent Management	Meetings & Presentations	Illustrations & Applications	Underwriting	Customer Service
Where We've Been	Printed Lists, Manual Dialing, Direct-Mail Dependent, Post-Mortem Analysis	Monday Staff Meetings, Whiteboards, Email Updates	Calendar Books, Paper Fact Finder, Laminated Presentation Binder	Laptop-based Quotes and Illustrations, Paper Applications	Keyed Applications, Human Underwriting	Mailed Communications, Faxed and Telephone Requests, Check Payment

Static, paper-based and off-line

Where We're Going	Cloud-based CRM portal, Click-to-Dial, Sequenced Media Mix, Real-time Analytics	Virtual Meetings, Digital Activity Dashboard, Social Networking	Shared eCalendar, Digital Fact Finder, ePresenter	Premium Quotes, Mobile & Tablet-Quotes and Illustrations, eApplications	Straight-through Processing, Electronic Underwriting	Digital Communications, Self-Service, Bank Drafts

A dynamic, single-view of the customer


Distribution
Products & Advice
Operations & Administration

Strategic partnership with Cognizant expected to accelerate IT process improvements and enable more rapid innovation

CNO Financial Group | Corporate Governance Overview | April 2015 16

CNO Financial Group | Corporate Governance Overview | April 2015 17 Board of Director Profiles

CNO Financial Group | Corporate Governance Overview | April 2015 18 Neal C. Schneider Chairman, CNO Financial Group, Inc. Director since 2003 Neal Schneider (70) joined CNO Financial Group's board of directors in September 2003 and was elected Chairman of the board in May 2011. He serves as chairperson of the Executive Committee and is a member of the Audit and Enterprise Risk Committee and the Governance and Nominating Committee. Schneider spent 34 years of his business career at Arthur Andersen, LLP. At the time of his retirement from Andersen in 2000, he was a partner in the consulting practice, having served as partner in charge of the Worldwide Insurance Industry Practice and the North American Financial Service Practice. Between 2002 and 2003, Schneider was a partner of Smart and Associates LLP, a business advisory and accounting firm. Between 2000 and 2003, he was an independent consultant. Schneider served as chairman of the board of PMA Capital Corporation from 2003 until 2010. Schneider holds a Bachelor of Science degree in business from the University of Charleston. He has served on the Board of Governors of the Society of Chartered Property and Casualty Underwriters and served on the executive, audit and governance committees for PMA Capital.

CNO Financial Group | Corporate Governance Overview | April 2015 19 Edward J. Bonach Chief Executive Officer Director since 2011 Ed Bonach (61) was appointed chief executive officer and a director of CNO Financial Group in October 2011. He serves as a member of the Executive Committee and the Investment Committee. Bonach formerly served as executive vice president and chief financial officer of CNO from May 2007 through September 2011. His areas of responsibility included actuarial, accounting, controlling, risk management, treasury, tax, facilities and investor relations. This role included partnering with the CEO in strategically repositioning and leading the organization. Bonach joined CNO from National Life Group, where he served as executive vice president and chief financial officer. Before joining National Life in 2002, he was with Allianz Life for 23 years, where he worked in Germany for three years; his positions with Allianz included President, Reinsurance Division and chief financial officer. His more than 25 years of c-suite experience includes numerous M&A and capital markets transactions, managing a variety of stakeholders. Bonach holds a Bachelor of Arts degree (cum laude) in mathematics from St. John's University in Collegeville, Minnesota. He is a fellow of the Society of Actuaries (FSA), a member of the American Academy of Actuaries (MAAA), and a Chartered Enterprise Risk Analyst (CERA). Other outside involvement includes Board Member, Greater Indianapolis Chamber of Commerce, Board Member, Indiana Sports Corporation (ISC), Board Member, Boy Scouts of America-Crossroads of America Council, and Board of Trustees Member, Marian University and Director, Western Golf Association.

CNO Financial Group | Corporate Governance Overview | April 2015 20 Ellyn L. Brown Retired Principal of Brown & Associates Director since 2012 Ellyn Brown (65) joined CNO Financial Group's board of directors in May 2012. She serves as a member of the Governance and Nominating Committee and the Human Resources and Compensation Committee. Until her retirement from full-time practice, Brown practiced corporate and securities law, most recently as principal of Brown & Associates, a boutique law and consulting firm based in the Baltimore area that provided operations, regulatory and governance services to financial services industry clients and other clients that operated in heavily regulated, high-scrutiny environments. Brown served as a member of the board of directors of NYSE Euronext (and predecessor entities) (NYSE:NYX) from 2005 until the acquisition of NYX by the Intercontinental Exchange in 2013, and also chaired the board of NYSE Regulation, Inc., the entity that oversaw market regulation at the NYSE and its affiliated exchanges. She is also a member of the board of Walter Investment Management Corp. (NYSE:WAC). Brown served as a governor of the Financial Industry Regulatory Authority from 2007-2012 and, from 2007-2011, was a trustee of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. Previously, Brown taught securities and business law at Villanova University and the University of Maryland, served as Maryland's Securities Commissioner and practiced securities law at a large private firm. She has served as a board member of several regulatory and professional organizations in the financial services arena, and a number of Maryland civic and educational institutions, including the Baltimore Symphony Orchestra. Brown holds an undergraduate degree from Vassar College, a master's degree in demography from the Johns Hopkins University, and a law degree from the University of Maryland.

CNO Financial Group | Corporate Governance Overview | April 2015 21 Robert C. Greving Retired EVP, Chief Financial Officer & Chief Actuary, Unum Group Director since 2011 Robert Greving (63) joined CNO Financial Group’s board of directors in May 2011. He serves as chairperson of the Audit and Enterprise Risk Committee and as a member of the Executive Committee. Greving is the retired executive vice president, chief financial officer and chief actuary for Unum Group, having held those positions from 2005 to 2009. Greving served as president of Unum International Ltd., Bermuda, and from 2003 to 2005, was executive vice president and chief financial officer of Unum Group. He also held senior vice president, finance, and chief actuary positions with Unum and with The Provident Companies, Inc., which merged with Unum. Previously Greving held senior positions with PennCorp Dallas Operations, Southwestern Life Insurance Company, American Founders Life Insurance Company, Aegon USA and with Horace Mann Life Insurance Company. Greving holds a Bachelor of Science degree in mathematics from Quincy University. He has served on various non-profit boards, including current terms with the Mountain Education Foundation and the Memorial Health Care System, Memorial Hospital. He also is a Fellow of the Society of Actuaries.

CNO Financial Group | Corporate Governance Overview | April 2015 22 Mary R. (Nina) Henderson Managing Partner of Henderson Advisory Director Since 2012 Nina Henderson (64) serves as a member of the Audit and Enterprise Risk Committee and the Investment Committee. She is the managing partner of Henderson Advisory, a consulting practice providing marketing perspective and business evaluation to investment management firms in the consumer products and food industries. Previously she was a corporate vice president of Bestfoods and president of Bestfoods Grocery. During her 30-year career with Bestfoods and its predecessor company CPC International, Henderson held a wide variety of international and North American general management and executive marketing positions. Currently Henderson serves as an independent director on the board of Walter Energy, Inc. and Regus plc. She has also served as a director on numerous other corporate boards, including Del Monte Foods Company, The Equitable Companies, AXA Financial, Pactiv Corporation, Royal Dutch Shell plc, The Shell Transport and Trading Company and the Hunt Corporation. Henderson holds a Bachelor of Science degree from Drexel University. She is currently a director of the Visiting Nurse Service of New York and the Foreign Policy Association, and is a trustee of Drexel University and the Drexel College of Medicine.

CNO Financial Group | Corporate Governance Overview | April 2015 23 Charles J. Jacklin Retired Chief Executive Officer, Mellon Capital Management Corporation Director Nominee Charles Jacklin, 60, has more than 30 years of finance and investment experience. He served as Chief Executive Officer and President of Mellon Capital Management Corporation from 2006 until March 2011 and then served as Chairman until his retirement at the end of 2012. Jacklin also held several other executive management positions in his 18 years with Mellon Capital Management including chief investment strategist, where he was responsible for investment strategies and research, and director of asset allocation strategies, where he was responsible for portfolio management in domestic, international and global asset allocation strategies. Mr. Jacklin taught finance for 10 years at the University of Chicago and Stanford University Schools of Business. Mr. Jacklin received a bachelor’s degree in mathematics from the University of Maryland in 1976, an MBA from the University of Illinois in 1978 and a PhD in business administration from Stanford University in 1985.

CNO Financial Group | Corporate Governance Overview | April 2015 24 R. Keith Long President and Chief Executive Officer of Otter Creek Management, Inc. Director since 2009 (Retiring Effective May 6, 2015) R. Keith Long was elected to CNO Financial Group's board in May 2009. He serves as chairperson of the Investment Committee and as a member of the Audit and Enterprise Risk Committee. Long founded Otter Creek Management in 1991 and since that date has served as Otter Creek's president and chief executive officer. Otter Creek is the investment advisor for two hedge funds, Otter Creek Partners I, LP and Otter Creek International, Ltd. He has 34 years of experience in investment analysis in both fixed income and equities. His experience prior to founding Otter Creek includes 10 years as a fixed income analyst, trader and arbitrageur, and eight years as an equity portfolio manager. His previous employers include Morgan Stanley, Kidder Peabody, Tradelink, Mesirow Financial and Lionel Eadie & Co. He holds a bachelor’s degree and a Master of Business Administration from Indiana University. He is the former chairman of the board of directors of Financial Industries, Inc., a life insurance company, and the former chairman of the board of directors of Financial Institutions, Inc., a property and casualty insurance company.

CNO Financial Group | Corporate Governance Overview | April 2015 25 Daniel R. Maurer Retired Executive, Intuit, Inc. Director Nominee Daniel Maurer, 58, was a member of the senior management team at Intuit Inc. from 2006 until 2014. In his most recent role at Intuit, he oversaw the Small Business Solutions Group (including QuickBooks payroll, DemandForce, and QuickBase), and previously led the TurboTax®, Mint, and Quicken brands. Mr. Maurer has extensive global consumer retail sales and marketing experience with over 20 years in executive management at Procter & Gamble (“P&G”), including 15 years internationally. As General Manager of Global Customer Development at P&G’s headquarters, he was tasked with building an effective marketing strategy to achieve a competitive advantage with P&G’s largest global customers including Wal-Mart, Costco, Ahold, Tessco, and Carrefour. Subsequent to his tenure at P&G, Mr. Maurer was Vice President of Strategy for Global Sales and US Business at Campbell’s Soup. He also serves on the board of directors of Zagg Inc, which designs, produces and distributes mobile accessory solutions. Mr. Maurer received a bachelor’s degree in marketing and finance from the University of Wisconsin in 1978.

CNO Financial Group | Corporate Governance Overview | April 2015 26 Frederick J. Sievert Retired President of New York Life Insurance Company Director since 2011 Frederick Sievert (67) joined CNO Financial Group’s board of directors in May 2011. He serves as chairperson of the Human Resources and Compensation Committee and as a member of the Governance and Nominating Committee. Sievert is the retired president of New York Life Insurance Company, having served in that position from 2002 to 2007. He shared responsibility for overall company management in the Office of the Chairman from 2004 until his retirement in 2007. In 1992, Sievert joined New York Life as senior vice president and chief financial officer of the individual insurance businesses. He was promoted to executive vice president in 1995 and elected to the firm's board of directors in 1996. Prior to joining New York Life, he was a senior vice president for Royal Maccabees Life Insurance Company, a subsidiary of the Royal Insurance Group of London. Sievert holds a Master of Arts degree in mathematics from Wayne State University and a Bachelor of Arts degree in mathematics from Amherst College. He also has completed a Master's of Religion from Yale Divinity School. He currently serves as a director of The Reinsurance Group of America, Inc., and is a Fellow of the Society of Actuaries. He has served as chairman of The American College Board, Life Insurance Council of New York and of the Society of Actuaries, Actuarial Foundation, and as a director of the Life Insurance Marketing and Research Association Board.

CNO Financial Group | Corporate Governance Overview | April 2015 27 Michael T. Tokarz Chairman, MVC Capital, Inc. Director since 2003 Michael Tokarz (65) joined CNO Financial Group's board of directors in September 2003. He serves as chairperson of the Governance and Nominating Committee and as a member of the Human Resources and Compensation Committee. Tokarz is the chairman of MVC Capital, Inc., a registered investment company. In addition, he has been a managing member of the Tokarz Group, LLC, venture capital investments advisors, since 2002. Tokarz is also a director of Idex Corporation, Mueller Water Products, Inc., Walter Energy, Inc. and Walter Investment Management Corp. Prior to founding the Tokarz Group, he was a general partner with Kohlberg Kravis Roberts & Co. (known widely as "KKR") from 1985 until he retired in 2002, where he oversaw diverse leveraged buyouts, financings, restructurings and dispositions. Tokarz holds a Bachelor of Arts, with high distinction, in economics from the University of Illinois at Urbana, and a Master of Business Administration from the Graduate School of Business Administration. He subsequently earned a post-graduate certificate as a Certified Public Accountant. He chairs the board of directors of the Illinois Emerging Technologies Fund and is a member of the Illinois VENTURES board of managers.

CNO Financial Group | Corporate Governance Overview | April 2015 28 John G. Turner Chairman, Hillcrest Capital Partners Director since 2003 (Retiring Effective May 6, 2015) John Turner joined CNO Financial Group’s board of directors in September 2003. He serves as a member of the Human Resources and Compensation Committee and as a member of the Investment Committee. Turner is the chairman of Hillcrest Capital Partners, a private equity investment firm launched in 2002 by Turner and his son Jeff. During his extensive career in the insurance industry, Turner served as chairman and CEO of Reliastar Financial Corp. from 1991 until it was acquired by ING in 2000. After the merger, he became vice chairman and a member of the executive committee for ING Americas until his retirement in 2002. In 1996, Turner was named the "Insurance Industry CEO of the Year" by The Wall Street Transcript. Turner holds a bachelor's degree in mathematics from Amherst College. He has done graduate work at the University of Minnesota and attended the Advanced Management Program at Harvard Business School. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries